                                    FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           RENAISSANCERE HOLDINGS LTD.
             (Exact name of Registrant as specified in its charter)


                Bermuda                                 98-013-8020
        (State of incorporation             (I.R.S. Employer Identification No.)
            or organization)

           Renaissance House
      8-12 East Broadway, Pembroke
                Bermuda                                    HM 19
(Address of principal executive offices)                 (Zip Code)

         Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                     Name of each exchange on which
          to be so registered                     each class is to be registered
          -------------------                     ------------------------------
8.10% Series A Preference Shares, par value          New York Stock Exchange
            $1.00 per share

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. []

Securities Act registration statement file number to which this form relates:
333-70528

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

         Item 1.  Description of Registrant's Securities to be Registered.

                  The description of the 8.10% Series A Preference Shares, par value $1.00 per share (the "Preference Shares"), of RenaissanceRe Holdings Ltd. (the "Registrant") is incorporated herein by reference to the Registrant's (i) Prospectus (specifically to the section captioned under "Description of Our Capital Shares") forming a part of the Registrant's Registration Statement on Form S-3 (File No. 333-70528), as filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), on September 28, 2001 and declared effective by the SEC on October 3, 2001; and (ii) Prospectus Supplement, dated November 14, 2001, to the Prospectus referenced above, specifically relating to the Preference Shares, as filed in final form with the SEC on November 15, 2001 by the Registrant pursuant to Rule 424(b) under the Securities Act.

         Item 2.  Exhibits.

         2.1      Registration Statement on Form S-3 (File No. 333-70528).(1)

         2.2      Amended Memorandum of Association.(2)

         2.3      Amended and Restated Bye-Laws.(3)

         2.4      Prospectus Supplement, dated November 14, 2001.(4)

         4.1 Form of Share Certificate Evidencing the 8.10% Series A Preference Shares.

         4.2 Form of Certificate of Designation, Preferences and Rights of 8.10% Series A Preference Shares.




----------

(1) Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-70528), which was declared effective by the SEC on October 3, 2001.

(2) Incorporated herein by reference from the Registration Statement on Form S-1 (File No. 33-70008), which was declared effective by the SEC on July 26, 1995.

(3) Incorporated herein by reference to the Current Report on Form 8-K, which was filed with the SEC on October 16, 2001.

(4) Incorporated herein by reference to the Rule 424(b)(2) Prospectus Supplement, which was filed with the SEC on November 15, 2001.

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   RENAISSANCERE HOLDINGS LTD.


                                   By: /s/ John M. Lummis
                                      ------------------------------------------
                                   Name:   John M. Lummis
                                   Title:  Executive Vice President and Chief
                                           Financial Officer

Date:  November 16, 2001

                                  EXHIBIT INDEX


Exhibit No.                                 Description                                   Page Number
-----------                                 -----------                                   -----------


        2.1       Registration Statement on Form S-3 (File No. 333-70528).(1)

        2.2       Amended Memorandum of Association.(2)

        2.3       Amended and Restated Bye-Laws.(3)

        2.4       Prospectus Supplement dated November 14, 2001.

        4.1       Form of Stock Certificate Evidencing the 8.10% Series A Preference
                  Shares.

        4.2       Form of Certificate of Designation, Preferences and Rights of 8.10%
                  Series A Preference Shares.



----------

(1) Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-70528), which was declared effective by the SEC on October 3, 2001.

(2) Incorporated herein by reference from the Registration Statement on Form S-1 (File No. 33-70008), which was declared effective by the SEC on July 26, 1995.

(3) Incorporated herein by reference from the Registration Statement on Current Report on Form 8-K, which was filed with the Commission on October 16, 2001.

(4) Incorporated herein by reference to the Rule 424(b)(2) Prospectus Supplement, which was filed with the SEC on November 15, 2001.